UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2009
ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
(Exact name of registrant as specified in its charter)

Bermuda	001-32938	98-0481737

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27 Richmond Road Pembroke, Bermuda	HM 08

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (441) 278-5400
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On November 5, 2009, Allied World Assurance Company Holdings, Ltd issued a press release reporting its third quarter results for 2009 and the availability of its third quarter 2009 financial supplement and investment supplement. The press release, financial supplement and investment supplement are furnished herewith as Exhibits 99.1, 99.2 and 99.3, respectively. The information hereunder is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description

99.1	Press release, dated November 5, 2009, reporting third quarter results for 2009.

99.2	Third Quarter 2009 Financial Supplement.

99.3	Third Quarter 2009 Investment Supplement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
Dated: November 5, 2009	By:	/s/ Joan H. Dillard
		Name:	Joan H. Dillard
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated November 5, 2009, reporting third quarter results for 2009.

99.2	Third Quarter 2009 Financial Supplement.

99.3	Third Quarter 2009 Investment Supplement.